EXHIBIT 99.1



                                  PORTAGY CORP.
                          (A Development Stage Company)


                          Index to Financial Statements

Audited Financial Statements of Portagy Corp.

    Report of Independent Registered Public Accounting Firm...................................................................F-2
    Balance Sheet as of December 31, 2005.....................................................................................F-3
    Statement of Operations for the Period from February 25, 2005 (inception) to December 31, 2005............................F-4
    Statement of Changes in Shareholders' Equity for the Period from
      February 25, 2005 (inception) to December 31, 2005......................................................................F-5
    Statement of Cash Flows for the Period from February 25, 2005 (inception) to December 31, 2005............................F-6
    Notes to Financial Statements.....................................................................................F-7 to F-18

Unaudited Financial Statements of Portagy Corp.

    Condensed Balance Sheet as of March 31, 2006.............................................................................F-19
    Condensed Statements of Operations for the Three Months Ended March 31, 2006 and 2005....................................F-20
    Condensed Statement of Cash Flows for the Three Months Ended March 31, 2006 and 2005.....................................F-21
    Notes to Condensed Financial Statements..........................................................................F-22 to F-24


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Portagy Corp.
Agoura Hills, California

We have audited the accompanying balance sheet of Portagy Corp. (the "Company") (a development stage company) as of December 31, 2005 and the related statements of operations, changes in shareholders' equity and cash flows for the period from February 25, 2005 (inception) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Portagy Corp. as of December 31, 2005, and the results of its operations and its cash flows for the period from February 25, 2005 (inception) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred a net loss since its inception and has negative working capital. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




                                                 /s/ Marcum & Kleigman, LLP
                                                 -------------------------------
                                                 Certified Public Accountants

New York, New York
June 22, 2006, except for the last paragraph of Note 8
  as to which the date is August 11, 2006

                                  PORTAGY CORP.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                December 31, 2005


                                     ASSETS

CURRENT ASSETS
  Cash                                                                       $     2,775
  Prepaid expenses                                                                28,500
                                                                             -----------

Total current assets                                                              31,275


Prepaid distribution rights, net                                                 396,667
                                                                             -----------

Total Assets                                                                 $   427,942
                                                                             ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable                                                             $   308,110
Accrued expenses                                                                  17,202
                                                                             -----------

Total current liabilities                                                        325,312
                                                                             -----------

SHAREHOLDERS' EQUITY
  Preferred stock ($.001 par value; 5,000,000 shares authorized)
     Series A convertible preferred stock ($.001 par value; 3,000,000
     shares authorized; 2,250,000 shares issued and outstanding)                   2,250
  Common stock ($.001 par value; 50,000,000 shares authorized;
     6,266,664 shares issued and outstanding)                                      6,267
  Additional paid-in capital                                                   2,795,616
  Deferred compensation                                                         (292,056)
  Deferred purchase fee                                                       (1,245,500)
  Deferred distribution fee                                                     (360,333)
  Deficit accumulated during development stage                                  (803,614)
                                                                             -----------

Total shareholders' equity                                                       102,630
                                                                             -----------

Total liabilities and shareholders' equity                                   $   427,942
                                                                             ===========


                 See accompanying notes to financial statements.

                                 PORTAGY CORP.
                         (A Development Stage Company)
                             STATEMENT OF OPERATIONS



                                                     For the period from
                                                     February 25, 2005
                                                     (inception) through
                                                     December 31, 2005
                                                     ---------------

Revenues                                             $           --
                                                     --------------

Expenses
Salaries, commission and related taxes                      128,308
Depreciation and amortization                               310,016
Other general and administrative                            365,290
                                                          ---------

                                                            803,614
                                                          ---------

Net loss                                             $     (803,614)
                                                     ==============












                 See accompanying notes to financial statements.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
   FOR THE PERIOD FROM FEBRUARY 25, 2005 (INCEPTION) THROUGH DECEMBER 31, 2005


                                                 Series A Preferred Stock         Common Stock
                                                 ------------------------    ----------------------    Additional
                                                 Number of                   Number of                  Paid-in      Deferred
                                                  Shares         Amount       Shares      Amount        Capital    Compensation
                                                 ---------     ----------    ---------   ----------   ----------   ------------
Balance - February  25, 2005 (inception)                --     $       --           --   $       --   $       --   $         --

Sale of common stock to founders at
  inception for $.1- per share                          --             --    3,000,000        3,000       27,000             --
Exchange of founders common stock for
  Series A preferred stock on May 2, 2005        2,250,000          2,250   (3,000,000)      (3,000)         750             --
Common stock issued for purchase agreement
  for $.47 per share on May 20, 2005                    --             --    5,000,000        5,000    2,345,000             --
Common stock issued to attorneys as founder
  for $.10 per share on June 7, 2005                    --             --      300,000          300       29,700             --
Common stock issued under employment contracts
  at $.47 per share on July 1, 2005                     --             --      225,000          225      105,525       (105,750)
Common stock issued in a private placement
  for $.47 per share and warrants in
  July 8, 2005, net of issuance costs
  of $10,367                                            --             --      750,000          750      338,883             --
Common stock issued under employment
  contracts at $.47 per share on
  November 1, 2005                                      --             --      125,000          125       58,625        (58,750)
Common stock issued under exclusive licensee
  agreement at $.30  per share on
  December 15, 2005                                     --             --      200,000          200       59,800        (60,000)
Common stock issued in a private placement
  for $.30 per share and warrants in
  December 16, 2005                                     --             --      666,664          667      199,333             --
Grant of stock warrants in connection with
  exclusive licensee agreement on
  December 16, 2005                                     --             --           --           --      100,000       (100,000)
Partial cancellation of common stock issued
  for purchase agreement                                --             --   (1,000,000)      (1,000)    (469,000)            --
Amortization of deferred purchase fee                   --             --           --           --           --             --
Reclassification of deferred purchase fee
  to deferred distribution fee on
  December 24, 2005                                     --             --           --           --           --             --
Amortization of deferred compensation                   --             --           --           --           --         32,444
Net loss for the period                                 --             --           --           --           --             --
                                                 ---------     ----------  -----------   ----------   ----------   ------------
Balance - December 31, 2005                      2,250,000     $    2,250    6,266,664   $    6,267   $2,795,616   $   (292,056)
                                                 =========     ==========  ===========   ==========   ==========   ============


[RESTUBBED TABLE]

                                                                                 Deficit
                                                                               Accumulated
                                                   Deferred       Deferred        During        Total
                                                   Purchase     Distribution   Development    Shareholders'
                                                     Fee            Fee           Stage         Equity
                                                 ------------   ------------   -----------    -----------
Balance - February  25, 2005 (inception)         $         --   $         --   $         --   $         --

Sale of common stock to founders at
  inception for $.1- per share                             --             --             --         30,000
Exchange of founders common stock for
  Series A preferred stock on May 2, 2005                  --             --             --             --
Common stock issued for purchase agreement
  for $.47 per share on May 20, 2005               (2,350,000)            --             --             --
Common stock issued to attorneys as founder
  for $.10 per share on June 7, 2005                       --             --             -- -       30,000
Common stock issued under employment contracts
  at $.47 per share on July 1, 2005                        --             --             -- -           --
Common stock issued in a private placement
  for $.47 per share and warrants in
  July 8, 2005, net of issuance costs
  of $10,367                                              --             --             -- -      339,633
Common stock issued under employment
  contracts at $.47 per share on
  November 1, 2005                                         --             --             -- -           --
Common stock issued under exclusive licensee
  agreement at $.30  per share on
  December 15, 2005                                        --             --             --             --
Common stock issued in a private placement
  for $.30 per share and warrants in
  December 16, 2005                                        --             --             --        200,000
Grant of stock warrants in connection with
  exclusive licensee agreement on
  December 16, 2005                                        --             --             --             --
Partial cancellation of common stock issued
  for purchase agreement                              470,000             --             --             --
Amortization of deferred purchase fee                 274,167             --             --        274,167
Reclassification of deferred purchase fee
  to deferred distribution fee on
  December 24, 2005                                   360,333       (360,333)            --             --
Amortization of deferred compensation                      --             --             --         32,444
Net loss for the period                                    --             --       (803,614)      (803,614)
                                                 ------------   ------------   ------------   ------------
Balance - December 31, 2005                      $ (1,245,500)  $   (360,333)  $   (803,614)  $    102,630
                                                 ============   ============   ============   ============

                 See accompanying notes to financial statements.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS


                                                             For the period from
                                                             February 25, 2005
                                                             (inception) through
                                                             December 31, 2005
                                                             ---------------

Cash Flows From Operating Activities:
Net loss                                                       $  (803,614)
Adjustments to reconcile net loss to net cash used in
    operating activities:
Property and equipment write off                                     4,216
Depreciation and amortization                                      310,016
Non-cash legal fees                                                 30,000
Changes in operating assets and liabilities:
     Increase in prepaid expenses                                  (28,500)
     Increase in accounts payable                                  108,110
     Increase in accrued expenses                                   17,202
                                                               -----------

Net cash used in operating activities                             (362,570)
                                                               -----------

Cash Flows From Investing Activities:
Purchase of property and equipment                                  (4,288)
Prepayment of distribution rights                                 (200,000)
                                                               -----------

Net cash used in investing activities                             (204,288)
                                                               -----------

Cash Flows From Financing Activities:
Net proceeds from sales of common stock                            569,633
                                                               -----------

Net cash provided by financing activities                          569,633
                                                               -----------

Net increase in cash                                                 2,775

Cash - beginning of period                                              --
                                                               -----------

Cash - end of year                                             $     2,775
                                                               ===========


Non-cash investing and financing activities:
Common stock issued for legal services                         $    30,000
                                                               ===========
Accrual of prepaid distribution rights                         $   200,000
                                                               ===========
   Common stock issued for purchase agreement                  $ 2,350,000
                                                               ===========
Common stock and warrants issued for future services           $   324,500
                                                               ===========


                 See accompanying notes to financial statements.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2005


       NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Organization
       ------------

       Portagy Corp, (the "Company"), a Delaware corporation, was incorporated on February 25, 2005. The Company is in the development stage and holds distributorship rights to a new product which can recharge a vehicle battery through the cigarette adapter without the driver having to leave the vehicle. Management believes this product has the potential of replacing jumper cables and reducing the need for roadside assistance in many situations. This product will come in both single use and rechargeable models.

       On March 17, 2006, the Company entered into an Agreement and Plan of Merger with Cell Power Technologies, Inc. (See note 8).

       Use of Estimates
       ----------------

       The preparation of financial statements in conformity with accounting principles generally accepted in the United Sates of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

       Prepaid Distribution Rights
       ---------------------------

       Prepaid distribution rights consist of acquired distribution rights to certain portable energy products. These costs are capitalized and amortized using the straight-line method over the expected useful life of five years based upon management's expectations relating to the life of the distribution rights and current competitive market conditions.

       Impairment of Long-Lived Assets
       -------------------------------

       In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset's estimated fair value and its book value. The Company recognized no impairment for the period from February 25, 2005 (inception) to December 31, 2005.

       Income Taxes
       ------------

       Income taxes are accounted for under the asset and liability method of SFAS No. 109, "Accounting for Income Taxes." Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                   Notes to Financial Statements (Continuted)
                                December 31, 2005


       NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       Income Taxes (continued)
       ------------------------

       Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. In addition, valuation allowances are established if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred asset will not be realized.

       Non-Employee Stock Based Compensation
       -------------------------------------

       The cost of stock-based compensation awards issued to non-employees for services is recorded at either the fair value of the services rendered or the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines enumerated in Emerging Issues Task Force Issue ("EITF") 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services."

       Employee Stock-Based Compensation
       ---------------------------------

       The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation cost is measured on the date of grant as the excess of the current market price of the underlying stock over the exercise price. Such compensation amounts are amortized over the shorter of the respective vesting or service periods of the option grant. The Company adopted the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" and SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of SFAS No. 123," which permits entities to provide pro forma net income
       (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 had been applied.

       The exercise price of all options granted by the Company equaled the market price at the dates of grant. Accordingly, no compensation expense has been recognized. The difference between the Company's reported and pro forma net loss for the period ended December 31, 2005 is immaterial had compensation cost for the stock option plan been determined based on the fair value of the options at the grant dates consistent with the method of SFAS No. 123.

       Recent Accounting Pronouncements
       --------------------------------

       In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123(R), "Share-Based Payment, an Amendment of FASB Statement No. 123." SFAS No. 123(R) requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. SFAS No. 123 (R) is effective for the Company for the first fiscal year beginning after December 15, 2005. Upon adoption of this pronouncement, the Company anticipates using the modified prospective method. The impact of this Statement will require the Company to record a charge for the fair value of stock options granted on a prospective basis over the vesting period.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                   Notes to Financial Statements (Continuted)
                                December 31, 2005


       NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       Recent Accounting Pronouncements (continued)
       --------------------------------------------

       In April 2005, the Securities and Exchange Commission's Office of the Chief Accountant and its Division of Corporation Finance released Staff Accounting Bulletin ("SAB") No. 107 to provide guidance regarding the application of SFAS No. 123(R). SAB No. 107 provides interpretative guidance related to the interaction between Statement No. 123(R) and certain SEC rules and regulations, as well as the staff's views regarding the valuation of share-based payment arrangements for public companies.

       In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and SFAS No. 3." This Statement replaces APB Opinion No. 20, "Accounting Changes," and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements," and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed.

       APB Opinion No. 20 previously required that most voluntary changes in accounting principles be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this Statement requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. This Statement shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not believe that the adoption of SFAS No. 154 will have a material effect on its financial statements.

       On June 29, 2005, the FASB ratified EITF Issue No. 05-2, "The Meaning of `Conventional Convertible Debt Instrument' in EITF Issue No. 00-19, `Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock.'" EITF Issue No. 05-2 provides guidance on determining whether a convertible debt instrument is "conventional" for the purpose of determining when an issuer is required to bifurcate a conversion option that is embedded in convertible debt in accordance with SFAS No. 133. Issue No. 05-2 is effective for new instruments entered into and instruments modified in reporting periods beginning after June 29, 2005. The adoption of this pronouncement did not have a material effect on the Company's financial statements.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                   Notes to Financial Statements (Continuted)
                                December 31, 2005


       NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

       Recent Accounting Pronouncements (continued)
       --------------------------------------------

       In September 2005, the FASB ratified EITF Issue No. 05-7, "Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues," which addresses whether a modification to a conversion option that changes its fair value affects the recognition of interest expense for the associated debt instrument after the modification and whether a borrower should recognize a beneficial conversion feature, not a debt extinguishment if a debt modification increases the intrinsic value of the debt (for example, the modification reduces the conversion price of the debt). This issue is effective for future modifications of debt instruments beginning in the first interim or annual reporting period beginning after December 15, 2005. The adoption of this pronouncement is not expected to have a material effect on the Company's financial statements.

       In September 2005, the FASB ratified EITF Issue No. 05-8, "Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature," which discusses whether the issuance of convertible debt with a beneficial conversion feature results in a basis difference arising from the intrinsic value of the beneficial conversion feature on the commitment date (which is recorded in the shareholder's equity for book purposes, but as a liability for income tax purposes), and, if so, whether that basis difference is a temporary difference under SFAS No. 109, "Accounting for Income Taxes." This Issue should be applied by retrospective application pursuant to SFAS No. 154 to all instruments with a beneficial conversion feature accounted for under Issue 00-27 included in financial statements for reporting periods beginning after December 15, 2005. The adoption of this pronouncement is not expected to have a material effect on the Company's financial statements.

       NOTE 2 - GOING CONCERN

       The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is in the development stage, incurred a net loss for the period from February 25, 2005 (inception) to December 31, 2005, and has negative working capital as of December 31, 2005. These factors raise substantial doubt about the Company's ability to continue as a going concern.

       The Company's continued existence is dependent upon its ability to achieve profitability and to generate cash either from operations or financing. Management's plan is as follows:

              o      Complete the development of its acquired technologies.
              o Establish independent sales agreements with representatives to sell its products.
              o Obtain additional financing. Subsequent to year end, the Company received an aggregate of $541,500 cash from equity and debt financing.
              o As discussed in Note 8, the Company entered into an Agreement and Plan of Merger with Cell Power Technologies, Inc. and Portagy Acquisition Corp., a wholly-owned subsidiary of Cell Power, on March 17, 2006. The merger is expected to be treated for accounting purposes as a reverse acquisition.

       There is no assurance that the Company will achieve profitability or will be able to generate cash flows from either operations or from debt or equity financings. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                   Notes to Financial Statements (Continuted)
                                December 31, 2005


       NOTE 3 - PREPAID DISTRIBUTION RIGHTS

       On December 13, 2005, the Company entered into an Exclusive Supply and Distribution Agreement (the "Supply and Distribution Agreement") with Automotive Energy Systems, LLC ("AES"), a California Limited Liability Company. In connection with the Supply and Distribution Agreement, the Company was granted exclusive rights to distribute certain products of AES worldwide except for certain Asian countries and subject to certain pre-existing agreements. The Company must meet minimum purchase requirements (in units and in dollars) during the term of the agreement, commencing with the 120th day following the execution of the agreement, in order to maintain exclusive distribution rights for the territory with respect to the defined products. In the event the Company fails to attain the minimum purchase requirements, AES may, at its discretion, revoke upon 30 days written notice the exclusive distribution rights granted to the Company. The term of the Supply and Distribution Agreement is five years from December 13, 2005 and automatically renews for succeeding one-year terms unless cancelled by either party with 60 days notice.

       Under the Supply and Distribution Agreement, the Company was required to pay AES $400,000, which was recorded by the Company as prepaid distribution rights at December 31, 2005. Of the $400,000, the Company paid $200,000 as of December 31, 2005. On April 10, 2006, the agreement was amended and required the Company to pay AES the remaining $200,000 from product sales at a rate of $2.00 per unit and to order a minimum of 10,000 units of product by April 11, 2006 for delivery within 60 days. The minimum purchase requirement was subsequently satisfied by the Company.

       At December 31, 2005, the balance of prepaid distribution rights consists of the following:

                                               Useful Life             Amount
                                               -----------           ----------
         Prepaid distribution rights             5 years             $  400,000
         Less:  accumulated amortization                                 (3,333)
                                                                     ----------

                                                                     $  396,667
                                                                     ==========

       For the period from February 25, 2005 (inception) to December 31, 2005, amortization expense amounted to $3,333.

       Amortization expense subsequent to the year ended December 31, 2005 is as follows:

               Years ending December 31,
                          2006                  $   80,000
                          2007                      80,000
                          2008                      80,000
                          2009                      80,000
                          2010                      76,667
                                                ----------
                                                $  396,667
                                                ==========

                                  PORTAGY CORP.
                          (A Development Stage Company)
                   Notes to Financial Statements (Continuted)
                                December 31, 2005


       NOTE 4 -  SHAREHOLDERS' EQUITY

       Preferred Stock
       ---------------

       The Company is authorized to issue 5,000,000 shares of preferred stock, par value $.001, with such designations, rights and preferences as may be determined from time to time by the Board of Directors.

       On June 9, 2005, the Company's Board of Directors approved the creation of 3,000,000 shares of Series A Convertible Preferred Stock ("Series A Preferred") having the following rights, preferences and limitations: (a) each share of Series A Preferred shall have a $.001 par value and no stated value; (b) the Series A Preferred shareholders shall have the right to vote on any matter affecting the Company in the same manner as shares of common stock. Each share of Series A Preferred shall be entitled to 100 votes per share; (c) each Series A Preferred is convertible into the same number of shares of common stock of the Company on a one shares for one shares basis. As of December 31, 2005, there were 2,250,000 shares of Series A Preferred issued and outstanding.

       Common Stock
       ------------

       In March and May 2005, the Company issued 3,000,000 shares of common stock to the founders of the Company for gross proceeds of $30,000. On May 2, 2005, these shares were exchanged for 2,250,000 shares of Series A Preferred. In connection with this exchange, the founders were also granted warrants to purchase 2,250,000 shares of the Company's common stock at an exercise price of $.10 per share. These warrants expire on May 2, 2010.

       On June 7, 2005, the Company issued to its lawyers 300,000 founder shares of common stock and warrants to purchase 300,000 shares of the Company's common stock at an exercise price of $0.10 per share. These warrants expire on June 7, 2010. In connection therewith, the Company recorded legal expenses of $30,000.

       In July 1, 2005, in connection with the employment agreements with its two executives, the Company issued 225,000 shares of common stock. The Company valued the 225,000 shares issued under the employment agreements at $0.47 per share and recorded deferred compensation of $105,750. In November 1, 2005, the agreements were amended and the Company issued an additional 125,000 shares of common stock and recorded an additional deferred compensation of $58,750. The deferred compensation is amortized over the life of the agreements which is 24 months.

       In July 8, 2005, the Company sold 750,000 shares of common stock and granted warrants to purchase 750,000 shares of the Company's common stock for net proceeds of $339,633 (net of legal fees of $10,367). Each warrant entitles the holder to purchase one share of the Company's common stock at an exercise price of $0.10 per share and expires on July 8, 2010.

       In December 16, 2005, the Company sold 666,664 shares of common and granted warrants to purchase 333,328 shares of the Company's common stock for proceeds of $200,000. Each warrant entitles the holder to purchase one share of the Company's common stock at an exercise price of $0.75 per share and expires on December 16, 2010.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                   Notes to Financial Statements (Continuted)
                                December 31, 2005


       NOTE 4 -  SHAREHOLDERS' EQUITY (continued)

       Common Stock (continued)
       ------------------------

       On December 15, 2005, in connection with an Exclusive Licensee Agreement (See note 6), the Company issued 200,000 shares of common stock to Bavli Group International, Inc. ("Bavli"), an independent sales agent, as additional compensation under the Exclusive Licensee Agreement. The Company valued the 200,000 common shares at fair value of $0.30 per share and recorded deferred compensation of $60,000, which is amortized over the term of the agreement which is six years. Additionally, the Company granted Bavli warrants to purchase 400,000 shares of the Company's common stock at an exercise price of $0.75 per share, which expire on December 15, 2010. For the period ended December 31, 2005, the Company recorded deferred compensation of $100,000 which is amortized over the term of the agreement which is six years. The fair market value of the warrants granted is estimated on the date of grant using the Black-Scholes option-pricing model.

       Stock Options
       -------------

       During July 2005, in connection with the employment agreements with its two executives, the Company granted a total of 600,000 stock options at an exercise price of $0.75 per share. These options vest as follows:
       200,000 shares on the sixth month anniversary of the grant; 200,000 shares on the first anniversary of the grant and the remaining 200,000 shares on the 18th month anniversary of the grant.

       The exercise price for the options granted exceeded the fair market value of the common stock at the grant date. Accordingly, under APB 25, no compensation expense was recognized.

       A summary of the status of the Company's outstanding stock options as of December 31, 2005 is as follows:

                                                                       Weighted
                                                                        average
                                                                        exercise
                                                            Shares       price
                                                           --------    --------
       Outstanding at February 25, 2005 (inception)              --    $     --
       Granted                                              600,000        0.75
                                                           --------    --------

       Outstanding at December 31, 2005                     600,000    $   0.75
                                                           ========    ========

       Options exercisable at end of period                      --    $   0.75
                                                           ========    ========

       Weighted-average fair value of options
          granted during period                                        $   0.75

       Weighted average remaining contractual life (years)                 4.50

                                  PORTAGY CORP.
                          (A Development Stage Company)
                   Notes to Financial Statements (Continuted)
                                December 31, 2005


       NOTE 5 - INCOME TAXES

       The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes." SFAS No. 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. The Company has a net operating loss carryforward for tax purposes totaling approximately $803,614 at December 31, 2005 expiring through the year 2025. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally greater than a 50% change in ownership).

       A reconciliation of the statutory federal income tax rate and the effective income tax rate is as follows for the year ended December 31, 2005:

       Statutory federal income tax rate                          34%
       Increase (decrease) in taxes resulting from:
            State tax, net of federal tax effect                   6%
            Valuation allowance                                  (40%)
                                                             -------
       Effective income tax rate                                  --%
                                                             =======
       Deferred tax assets and liabilities are provided for significant income and expense items recognized in different years for tax and financial reporting purposes. Temporary differences, which give rise to a net deferred tax asset is as follows:

               Deferred tax assets:
                   Net operating loss carryforward            $   295,000

               Less:  valuation allowance                        (295,000)
                                                              -----------
                                                              $        --
                                                              ===========


       The Company fully reserved the net deferred tax assets due to the fact that substantial uncertainty exists as to the utilization of any of its deferred tax assets in future period.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                   Notes to Financial Statements (Continuted)
                                December 31, 2005


       NOTE 6 - COMMITMENTS AND CONTINGENCIES

       Employment Agreements
       ---------------------

       Effective July 1, 2005, the Company entered into an employment agreement with its president for a 24-month period ending June 30, 2007, unless earlier terminated by the Company or the employee. In addition to an annual salary of $250,000, the agreement entitled the officer to bonus compensation (in cash and/or capital stock) based on the achievement of certain milestones and is entitled to participate in such pension, profit sharing, group insurance, hospitalization, and group health and benefit plans and all other benefits and plans as the Company provides to its senior executives. Additionally, the Company issued 125,000 shares of common stock and granted 300,000 options to this executive. In November 2005, the agreement was amended and the Company issued an additional 83,333 shares of common stock to the president (Note 4).

       Effective July 15, 2005, the Company entered into an employment agreement with its vice-president for a 24-month period ending July 14, 2007, unless earlier terminated by the Company or the employee. In addition to an annual salary of $125,000, the agreement entitled the officer to bonus compensation (in cash and/or capital stock) based on the achievement of certain milestones and participation in such pension, profit sharing, group insurance, hospitalization, and group health and benefit plans and all other benefits and plans as the Company provides to its senior executives. Additionally, the Company issued 100,000 shares of common stock and granted 300,000 options to this executive. In November 2005, the agreement was amended and the Company issued an additional 41,667 shares of common stock to the vice-president (Note 4).

       Exclusive Licensee Agreement
       ----------------------------

       On December 15, 2005, the Company entered into an Exclusive Licensee Agreement (the "Licensee Agreement") with Bavli Group International, Inc. ("Bavli"), an independent sales agent. Under the terms of the Licensee Agreement, the Company granted to Bavli the exclusive right to sell certain products of the Company in certain territories. The exclusive territories are Germany, Austria, Switzerland, the Middle East, Australia, New Zealand and South Africa. Bavli also has non-exclusive rights to distribute the Company's products to certain customers in the United States including Home Depot, Tru Value and Ace Hardware. Bavli must meet minimum sale requirements during the term of the agreement in order to maintain the exclusive right to sell the products. During the term of the Licensee Agreement, the Company will pay Bavli an amount equal to 50% of the Net Profits, as defined. Net profits will be calculated by subtracting from the gross revenues generated from the sale of a product by Bavli (i) the cost of the product, (ii) any sales discounts, returns, rebates or price adjustments, (iii) shipping and insurance costs for US sales only and (iv) account program costs, including but not limited to advertising, marketing and promotional expenses incurred by the Company.

       In connection with the Licensee Agreement, the Company issued 200,000 shares of the Company's common stock as additional compensation (Note 4). The Company also granted Bavli warrants to purchase 400,000 shares of the Company's common stock at an exercise price of $0.75 per share, which expire on December 15, 2010. Within 15 days of the satisfaction of the minimum sales requirements, the Company will issue to Bavli 200,000 shares of the Company's common stock upon sale of at least 500,000 units of certain products during the period beginning on December 13, 2005 and ending on April 21, 2007. Additionally, in consideration for amending the Exclusive Supply and Distribution Agreement between the Company and Bavli, the Board of Directors agreed to issue Bavli warrants to purchase 1,400,000 shares of the Company's common stock exercisable at $0.75 per share for five years.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                   Notes to Financial Statements (Continuted)
                                December 31, 2005


       NOTE 6 - COMMITMENTS AND CONTINGENCIES (continued)

       Exclusive Supply and Distribution Agreement
       -------------------------------------------

       On December 13, 2005, the Company entered into an Exclusive Supply and Distribution Agreement (the "Supply and Distribution Agreement") with AES under which the Company was appointed the exclusive worldwide distributor for AES' portable energy products with certain limited geographic exceptions. AES holds the rights to the product referred to in Note 1. Under the Agreement, in order to maintain the exclusive distribution rights, the Company must place orders for at least 250,000 units to be sold in North America and 250,000 units and the rest of its exclusive territory by April 21, 2007. During the four subsequent year periods each ending April 21, the Company's minimum purchase obligations will increase to orders of 400,000 units to be ordered in North America and 400,000 units elsewhere in the last year. Additionally, beginning with April 21, 2006, the Company must meet certain dollar amounts in its minimum purchases consisting of $300,000 in the three-month period beginning December 13, 2005 and ending July 21, 2006 with increasing amounts during the subsequent three-month periods through April 21, 2007 and increasing amounts during each of the prior years. If the Company fails to meet the unit and dollar volume order requirements, AES may revoke the exclusive distribution rights or terminate the Company's rights completely.

       Under the Supply and Distribution Agreement, the Company was required to pay AES $400,000, which was recorded by the Company as prepaid distribution rights at December 31, 2005. Of the $400,000, the Company paid $200,000 as of December 31, 2005. On April 10, 2006, the agreement was amended and required the Company to pay AES the remaining $200,000 from product sales at a rate of $2.00 per unit and to order a minimum of 10,000 units of product by April 11, 2006 for delivery within 60 days. The minimum purchase requirement was subsequently satisfied by the Company.

       NOTE 7 - PURCHASE AGREEMENT

       On May 20, 2005, as amended on July 20, 2005, the Company entered into a Purchase Agreement (the "Purchase Agreement") with Nanchang Zibo Enterprises Co. LTD ("Zibo"), a company formed under the laws of the People's Republic of China and ZAP, Inc., a California Company ("ZAP"), whereby the Company would buy certain assets and/or common stock of Zibo and ZAP. In connection with the Purchase Agreement, the Company issued 2,000,000 and 3,000,000 shares of its common stock to Zibo and ZAP, respectively. The Company valued these shares at $.47 per share based on recent sales of shares of the Company's common stock and recorded $2,350,000 as deferred purchase fee, a contra-equity account.

       On December 24, 2005, the Company and Zibo entered into an Exclusive Distribution Agreement (the "Distribution Agreement") which cancelled the Purchase Agreement and all related agreements entered into between the parties. The Distribution Agreement granted to the Company exclusive rights to distribute certain products of Zibo worldwide except for Asia (excluding India). In connection with the Distribution Agreement, Zibo returned and the Company cancelled, upon receipt, 1,000,000 shares of the Company's common stock with a value of $470,000. As a result of the cancellation of the Purchase Agreement and the signing of the Distribution Agreement, the Company reclassified the unamortized portion of the deferred purchase fee amounting to $360,333 to deferred distribution fee. Additionally, the Company forfeited its equity interest in Zibo and its interest in any of Zibo's intellectual property. The Company had previously paid Zibo a deposit of $150,000 which was expensed in 2005.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                   Notes to Financial Statements (Continuted)
                                December 31, 2005


       NOTE 7 - PURCHASE AGREEMENT (continued)

       As a result of certain alleged improper conduct, the Company terminated its relationship with Zibo, by a letter dated January 11, 2006, and cancelled the remaining 1,000,000 shares issued to Zibo.

       In January 2006, the Company cancelled the 3,000,000 shares of common stock issued to ZAP due to the Company's contention of lack of consideration provided by ZAP to the Company pursuant to the Purchase Agreement. The lack of consideration stemmed from the Zibo transaction referenced in the preceding paragraph.


       NOTE 8 - SUBSEQUENT EVENTS

       In January 2006, the Company sold 83,333 shares of common stock and issued warrants to purchase 41,666 shares of the Company's common stock for gross proceeds of $25,000. Each warrant entitles the holder to purchase one share of the Company's common stock at an exercise price of $0.75 per share and expires on January 17, 2011.

       In February 2006, the Company received loans for $17,500 evidenced by promissory notes. The notes are due on demand and bear interest at 8% per annum. In addition to the notes, the Company issued 500,000 shares of common stock valued at $.30 per share and recorded $150,000 as financing fees.

       In February 2006, one of the founders surrendered to the Company 600,000 shares of his Series A convertible preferred stock at no cost to the Company. The Company then resold to another shareholder the 600,000 shares of Series A preferred stock for $40,000.

       In March 2006, the Company received loans for $104,000 evidenced by promissory notes. The notes are on due demand and bear interest at 8% per annum. In addition to the notes, the Company issued 750,000 shares of common stock valued at $.30 per share and recorded $225,000 as financing fees.

       In March 2006, the Company issued 500,000 shares of commons stock to its law firm for the cancellation of legal fees amounting to $17,500. The Company valued the common stock at $.30 per share and recorded additional legal fees of $132,500.

       In April and May 2006, the Company sold convertible notes for an aggregate amount of $275,000. The convertible notes are payable one year after issuance and bear interest at 6% per annum. The holders of the notes have the right after May 1, 2006, to convert all or any portion of the principal amount of the note outstanding into shares of the Company's common stock, by dividing the amount of principal and accrued interest by one-half of the last sale price of the Company's common stock prior to the date of conversion. Additionally, the convertible notes contain an undertaking to require Cell Power Technologies, Inc. or such other publicly-held issuer with which the Company merges to issue to the lenders convertible notes of the publicly-held issuer on substantially similar terms, except they will be convertible into the common stock of the issuer.

       In May 2006, the Company received loans for $75,000 evidenced by promissory notes. The notes are due on demand and bear interest at 8% per annum. In addition to the notes, the Company issued 540,000 shares of common stock valued at $.30 per share or $162,000. These notes were subsequently repaid in May 2006 from the proceeds of the convertible notes above.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                   Notes to Financial Statements (Continuted)
                                December 31, 2005


       NOTE 8 - SUBSEQUENT EVENTS (continued)

       In June 2006, the Company received a loan for $5,000 evidenced by a promissory note. The note is due on demand and does not bear interest. In addition to the note, the Company issued 25,000 shares of common stock valued at $.30 per share or $7,500.

       In January 2006, the Company cancelled the remaining 1,000,000 shares of common stock issued to Zibo due to Zibo's alleged improper conduct including its breach of the Exclusive Distribution Agreement dated December 24, 2005 by and between the Company and Zibo and the alleged lack of consideration provided by Zibo to the Company pursuant to the Purchase Agreement dated May 20, 2005 by and among the Company, ZAP and Zibo (Note 7.) In May 2006, the Company's Board of Directors ratified the action taken by the Company in January 2006 in canceling the securities issued to Zibo and ZAP, which is discussed in the next paragraph.

       In January 2006, the Company cancelled the 3,000,000 shares of common stock issued to ZAP due to the Company's contention of lack of consideration provided by ZAP to the Company pursuant to the Purchase Agreement. The lack of consideration stemmed from the Zibo transaction referenced in the preceding paragraph.

       In May 2006, the Company's President and Vice President resigned as the result of non-payment of compensation due them under the employment agreements referred to above. Subsequent to the resignations, the Company became aware of certain improper conduct information not previously disclosed. Consequently, the Company cancelled the stock certificates issued to the two executives for 350,000 shares of the Company's common stock and options to purchase 600,000 shares of the Company's common stock.

       In April 2006, the Company's Board of Directors appointed as its Chief Executive Officer the principal shareholder and President of Bavli and agreed to pay him a salary of $12,500 per month for 24 months. Additionally, in consideration of amending the Exclusive Supply and Distribution Agreement between the Company and Bavli, the Board of Directors agreed to issue Bavli warrants to purchase 1,400,000 shares of the Company's common stock exercisable at $0.75 per share for five years.

       On March 17, 2006, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Cell Power Technologies, Inc. ("Cell Power") and Portagy Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of Cell Power (the "Acquisition Sub"). On August 11, 2006, the Company, Cell Power, and the Acquisition Sub amended and closed the merger transaction contemplated under the Merger Agreement. As a result of the transaction, the Company became a wholly-owned subsidiary of Cell Power and the former owners of the Company became the controlling stockholders of Cell Power. Accordingly, the transaction is treated for accounting purposes as a reverse acquisition. Under the amended Merger Agreement, each share of the Company's common stock and preferred stock issued and outstanding immediately prior to the closing of the Merger was converted into approximately 2.445 shares or a total of 16,051,413 shares of Cell Power's common stock. Consequently, Cell Power had 23,277,673 shares of common stock issued and outstanding after the Merger. The Company changed its fiscal year end from December 31 to October 31 and adopted Cell Power Technologies, Inc. as its corporate name.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                             CONDENSED BALANCE SHEET
                                  (Unaudited)
                                 MARCH 31, 2006





                                     ASSETS

CURRENT ASSETS
  Cash                                                                             $         8
  Prepaid expenses                                                                      72,750
                                                                                   -----------

     Total current assets                                                               72,758


Prepaid distribution rights, net                                                       376,667
                                                                                   -----------

     Total assets                                                                  $   449,425
                                                                                   ===========

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
   Notes payable to related parties                                                $   121,500
   Accounts payable                                                                    368,970
   Accrued expenses                                                                     11,688
                                                                                   -----------

     Total current liabilities                                                         502,158
                                                                                   -----------

SHAREHOLDERS' DEFICIT
  Preferred stock ($.001 par value; 5,000,000 shares authorized) Series A convertible preferred stock ($.001 par value; 3,000,000 shares authorized;
    2,250,000 shares issued and outstanding)                                             2,250
  Common stock ($.001 par value; 50,000,000 shares authorized;
    4,099,997 shares issued and outstanding)                                             4,100
  Additional paid-in capital                                                         1,781,950
  Deferred compensation                                                               (264,827)
  Deficit accumulated during development stage                                      (1,576,206)
                                                                                   -----------

     Total shareholders' deficit                                                       (52,733)
                                                                                   -----------

     Total liabilities and shareholders' deficit                                   $   449,425
                                                                                   ===========






            See accompanying notes to condensed financial statements.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                For the period from   For the period from
                                                                 February 25, 2005     February 25, 2005
                                              For the three        (inception)           (inception)
                                              months ended           through               through
                                                March 31,           March 31,              March 31,
                                                  2006                2005                   2006
                                               ----------          -----------           -----------
Revenues                                       $       --          $        --           $        --
                                               ----------          -----------           -----------
Operating expenses
Salaries, commission and related taxes             57,504                   --               185,812
Depreciation and amortization                      47,229                   --               357,245
Other general and administrative                  292,025                   70               657,315
                                               ----------          -----------           -----------
Total operating expenses                          396,758                   70             1,200,372

Other expenses
Financing fees                                   (375,000)                  --              (375,000)
Interest expense                                     (834)                  --                  (834)
                                               ----------          -----------           -----------

Total other expenses                             (375,834)                  --              (375,834)

Net loss                                       $ (772,592)         $       (70)          $(1,576,206)

Deemed dividend                                    40,000                   --                40,000
                                               ----------          -----------           -----------

Net loss applicable to common shareholders     $ (812,592)         $       (70)          $(1,616,206)
                                               ==========          ===========           ===========











            See accompanying notes to condensed financial statements.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                  For the period from   For the period from
                                                                                   February 25, 2005     February 25, 2005
                                                                 For the three       (inception)           (inception)
                                                                 months ended          through              through
                                                                   March 31,           March 31,            March 31,
                                                                     2006                2005                 2006
                                                                 -----------         -----------         ------------
Cash flows from operating activities:
  Net loss                                                       $  (772,592)        $       (70)        $ (1,576,206)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
      Property and equipment write off                                    --                  --                4,216
      Depreciation and amortization                                   47,229                  --              357,245
      Non-cash financing fees                                        375,000                  --              375,000
      Non-cash legal fees                                            150,000                  --              180,000
      Changes in operating assets and liabilities:
         Increase in prepaid expenses                                (44,250)                 --              (72,750)
         Increase in accounts payable                                 60,860                  --              168,970
         (Decrease) increase in accrued expenses                      (5,514)                 --               11,688
                                                                 -----------         -----------         ------------

      Net cash used in operating activities                         (189,267)                (70)            (551,837)
                                                                 -----------         -----------         ------------

Cash flows from investing activities:
  Purchase of property and equipment                                      --                  --               (4,288)
  Prepayment of distribution rights                                       --                  --             (200,000)
                                                                 -----------         -----------         ------------

      Net cash used in investing activities                               --                  --             (204,288)
                                                                 -----------         -----------         ------------

Cash flows from financing activities:
  Proceeds from notes payable                                        121,500                  --              121,500
  Proceeds from sale of preferred stock                               40,000                  --               40,000
  Net proceeds from sale of common stock                              25,000              20,000              594,633
                                                                 -----------         -----------         ------------

      Net cash provided by financing activities                      186,500              20,000              756,133
                                                                 -----------         -----------         ------------

      Net (decrease) increase in cash                                 (2,767)             19,930                    8

Cash - beginning of period                                             2,775                  --                   --
                                                                 -----------         -----------         ------------

Cash - end of period                                             $         8         $    19,930         $          8
                                                                 -----------         -----------         ------------


Non-cash investing and financing activities:
  Common stock issued for notes payable                          $   375,000         $        --         $    375,000
                                                                 -----------         -----------         ------------
  Common stock issued for legal services                         $   150,000         $        --         $    180,000
                                                                 -----------         -----------         ------------
  Accrual of prepaid distribution rights                         $         -         $        --         $    200,000
                                                                 -----------         -----------         ------------
  Common stock issued for purchase agreement                     $         -         $        --         $  2,350,000
                                                                 -----------         -----------         ------------
  Common stock and warrants issued for future services           $         -         $        --         $    324,500
                                                                 -----------         -----------         ------------




            See accompanying notes to condensed financial statements.

                                  PORTAGY CORP.
                          (A Development Stage Company)
                     Notes to Condensed Financial Statements
                    For the Three Months Ended March 31, 2006
                                   (Unaudited)


       NOTE 1 - BASIS OF PRESENTATION

       In the opinion of management of Portagy Corp. (the "Company"), the unaudited financial information presented reflects all adjustments (consisting primarily of normal recurring accruals) which are necessary for a fair presentation of the results of operations, financial position, and cash flows for the interim periods presented. The financial statements for the interim periods ended March 31, 2005 and 2006 were prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. The results of operations are not necessarily indicative of the results of operations for a full year. Certain information and note disclosures generally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in accordance with Securities and Exchange Commission ("SEC") rules and regulations. These financial statements should be read in conjunction with the audited financial statements and notes for the year ended December 31, 2005 included elsewhere in this Form 8-K.

       NOTE 2 - GOING CONCERN

       The accompanying unaudited financial statements have been prepared assuming the Company will continue as a going concern. The Company is in the development stage, incurred a loss for the period from February 25, 2005 (inception) to March 31, 2006, and has negative working capital. These factors raise substantial doubt about the Company's ability to continue as a going concern. The Company's continued existence is dependent upon its ability to achieve profitability and to generate cash either from operations or financing. Management's plan is as follows:

              o      Complete the development of its acquired technologies.
              o Establish independent sales agreements with representatives to sell its products.
              o Obtain additional financing. Subsequent to the quarter, the Company received an aggregate of $355,000 cash from equity and debt financing.
              o As discussed in Note 5, the Company entered into an Agreement and Plan of Merger with Cell Power Technologies, Inc. and Portagy Acquisition Corp., a wholly-owned subsidiary of Cell Power, on March 17, 2006. The merger, which closed on August 11, 2006, is treated for accounting purposes as a reverse acquisition.

       There is no assurance that the Company will achieve profitability or will be able to generate cash flows from operations or debt or equity financings. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

       NOTE 3 - NOTES PAYABLE TO RELATED PARTIES

       In February 2006, the Company borrowed $17,500 from a shareholder evidenced by promissory notes. The notes are due on demand and bear interest at 8% per annum. In addition to the notes, the Company issued 500,000 shares of common stock valued at $.30 per share and recorded $150,000 as financing fees.

       In March 2006, the Company borrowed $104,000 from another shareholder evidenced by promissory notes. The notes are due on demand and bear interest at 8% per annum. In addition to the notes, the Company issued 750,000 shares of common stock valued at $.30 per share and recorded $225,000 as financing fees.

                                  PORTAGY CORP.
                          (A Development Stage Company)
               Notes to Condensed Financial Statements (Continued)
                    For the Three Months Ended March 31, 2006
                                   (Unaudited)


       NOTE 4 - SHAREHOLDERS' DEFICIT

       In January 2006, the Company terminated its relationship with Zibo and cancelled the Exclusive Distribution Agreement dated December 24, 2005 by and between the Company and Zibo and the 4,000,000 shares previously issued to Zibo.

       On January 3, 2006, the Company sold 83,333 shares of common stock and issued warrants to purchase 41,666 shares of the Company's common stock for gross proceeds of $25,000. Each warrant entitles the holder to purchase one share of the Company's common stock at an exercise price of $0.75 per share and expires on January 17, 2011.

       On February 10, 2006, one of the founders surrendered 600,000 shares of his Series A convertible preferred stock to the Company at no cost to the Company. The Company then sold the 600,000 shares of Series A preferred stock for $40,000 to another shareholder. The beneficial conversion feature of the preferred stock gave the preferred stockholder the ability to convert his preferred shares into common stock at a price per share less than the last sale of the common stock. Accordingly, the Company recorded a beneficial conversion feature charge of $40,000 which was recorded as a deemed dividend and an increase to additional paid in capital.

       On March 14, 2006, the Company issued 500,000 shares of common stock to its law firm for cancellation of legal fees amounting to $17,500. The Company valued the common stock at $.30 per share and recorded additional legal fees of $132,500.

       NOTE 5 - SUBSEQUENT EVENTS

       In April and May 2006, the Company sold convertible notes for an aggregate amount of $275,000. The convertible notes are payable one year after issuance and bear interest at 6% per annum. The holders of the notes have the right after May 1, 2006, to convert all or any portion of the principal amount of the note outstanding into shares of the Company's common stock, by dividing the amount of principal and accrued interest by one-half of the last sale price of the Company's common stock prior to the date of conversion. Additionally, the convertible notes contain a provision requiring Cell Power Technologies, Inc. or such other publicly-held issuer with which the Company merges to issue to the lenders convertible notes of the publicly-held issuer on substantially similar terms, except they will be convertible into the common stock of the issuer.

       In May 2006, the Company received loans for $75,000 evidenced by promissory notes. The notes are due on demand and bear interest at 8% per annum. In addition to the notes, the Company issued 540,000 shares of common stock valued at $.30 per share or $162,000. These notes were subsequently repaid in May 2006 from the proceeds of the convertible notes above.

       In June 2006, the Company received a loan for $5,000 evidenced by a promissory note. The note is due on demand and does not bear interest. In addition to the note, the Company issued 25,000 shares of common stock valued at $.30 per share or $7,500.

       In May 2006, the Company's President and Vice President resigned as the result of non-payment of compensation due them under their respective employment agreements. Subsequent to the resignations, the Company became aware of certain improper conduct and information not previously disclosed. Consequently, the Company cancelled the stock certificates issued to the two executives for 350,000 shares of the Company's common stock and options to purchase 600,000 shares of the Company's common stock.

                                  PORTAGY CORP.
                          (A Development Stage Company)
               Notes to Condensed Financial Statements (Continued)
                    For the Three Months Ended March 31, 2006
                                   (Unaudited)


       NOTE 5 - SUBSEQUENT EVENTS (continued)

       In April 2006, the Company's Board of Directors appointed as its Chief Executive Officer the principal shareholder and President of Bavli and agreed to pay him a salary of $12,500 per month for 24 months. Additionally, in consideration for amending the Exclusive Supply and Distribution Agreement between the Company and Bavli, the Board of Directors agreed to issue Bavli warrants to purchase 1,400,000 shares of the Company's common stock exercisable at $0.75 per share for five years.

       On March 17, 2006, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Cell Power Technologies, Inc. ("Cell Power") and Portagy Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of Cell Power (the "Acquisition Sub"). On August 11, 2006, the Company, Cell Power, and the Acquisition Sub amended and closed the merger transaction contemplated under the Merger Agreement. As a result of the transaction, the Company became a wholly-owned subsidiary of Cell Power and the former owners of the Company became the controlling stockholders of Cell Power. Accordingly, the transaction is treated for accounting purposes as a reverse acquisition. Under the amended Merger Agreement, each share of the Company's common stock and preferred stock issued and outstanding immediately prior to the closing of the Merger was converted into approximately 2.445 shares or a total of 16,051,413 shares of Cell Power's common stock. Consequently, Cell Power had 23,277,673 shares of common stock issued and outstanding after the Merger. The Company changed its fiscal year end from December 31 to October 31 and adopted Cell Power Technologies, Inc. as its corporate name.